                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): April 7, 2005

                          Meditech Pharmaceuticals Inc.
                    ---------------------------------------
             (Exact name of registrant as specified in its charter)

         Nevada                        000-12561                 95-3819300
------------------------         ---------------------       -------------------
(State of Incorporation)         (Commission File No.)         (IRS Employer
                                                             Identification No.)

               558 Lime Rock Road, Lime Rock, Connecticut 06039

           (Address of principal execute offices, including zip code)

                                 (860)435-7000
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01                  Financial Statements and Exhibits
                           ---------------------------------

         (c)         Exhibits                 Name of Exhibit
                     ---------                ---------------

                       99.1                   Press release of Registrant dated
                                              April 7, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    April 7, 2005               Meditech Pharmaceuticals, Inc.
                                        (Registrant)

                                        By:  /s/ Deli Du
                                           -------------------------------------
                                           Deli Du
                                           President and Chief Executive Officer